UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2024

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On December 19, 2024, Berkshire Hills Bancorp, Inc., (“Berkshire” or “the Company”), completed the previously disclosed proposed sale of $100 million in common stock issued at $29.00 per share and consisting of 3,448,275 shares.  This sale was made pursuant to subscription agreements entered into in a private placement with several institutional “accredited investors” on December 16, 2024. The capital placement was priced at a 3.97% discount to the market price of Berkshire common stock at closing on December 13, 2024.
The capital raise was conducted in conjunction with the Company’s entry on December 16, 2024 into a definitive merger agreement with Brookline Bancorp, Inc. (“Brookline”) pursuant to which Brookline will merge with and into Berkshire in an all-stock transaction valued at approximately $1.1 billion, or $12.68 per share, based on the $30.20 closing price of Berkshire common stock on December 13, 2024.
The offering and sale of the Shares pursuant to the Securities Purchase Agreement was exempt under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption afforded by Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws.

Item 9.01	Financial Statements and Exhibits

Number	Description

10.1
Form of Securities Purchase Agreement, dated December 16, 2024, by and among Berkshire Hills Bancorp, Inc., and the other parties identified therein (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2024).

10.2
Form of Registration Rights Agreement, dated December 16, 2024, by and among Berkshire Hills Bancorp, Inc., and the other parties identified therein (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: December 23, 2024	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott Senior Executive Vice President and General Counsel